Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 25, 2007, is made by and among ALBEMARLE CORPORATION, a Virginia corporation (the “Company”), ALBEMARLE EUROPE SPRL, a Belgium private limited company (the “Existing Belgian Borrower”), and ALBEMARLE NETHERLANDS BV, a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands (the “Netherlands Borrower”, and together with the Company, the Existing Belgian Borrower and any other Subsidiary of the Company party hereto pursuant to Section 2.14, collectively, the “Borrowers”), ALBEMARELE GLOBAL FINANCE COMPANY SA, a Belgian company limited by shares (soceite anonyme) (the “New Belgian Borrower”), THE SUBSIDIARIES OF THE COMPANY FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES HERETO (collectively with the Company, the “Guarantors”), THE PERSONS FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “LENDERS” ON THE SIGNATURE PAGES HERETO (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Agent”) and amends that certain Credit Agreement dated as of March 23, 2007 (as amended or modified from time to time, the “Credit Agreement”), among the Borrowers, the Guarantors, the Lenders and the Agent.

W I T N E S S E T H

WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrowers and the Guarantors a revolving credit facility in the aggregate original principal amount of $675,000,000;

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

B. Amendments.

1. Section 1.01. The definitions of “Belgian Borrower”, “Borrowers” and “Netherlands Borrower” in Section 1.01 are hereby amended to read as follows:

“Belgian Borrower” means Albemarle Global Finance Company SA, a Belgian company limited by shares (societe anonyme).

“Borrowers” means the Company and the Belgian Borrower and, if the conditions of Section 2.14 are satisfied, any other Designated Borrower, and “Borrower” means any one of the Borrowers.

“Netherlands Borrower” [intentionally omitted].

C. Designation of Albemarle Global Finance Company SA as a Borrower. Effective as of the date hereof, Albemarle Global Finance Company SA (“AGFC”) shall be a Borrower under the Loan Documents. AGFC confirms that it is a Designated Borrower and shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement identical to those which AGFC would have had if AGFC had been an original party to the Credit Agreement as a Borrower.

D. Removal of Albemarle Europe sprl as a Borrower. Effective as of the date hereof, Albemarle Europe sprl shall no longer be a Borrower under the Loan Documents and is hereby released from its obligations under the Credit Agreement and the Loan Documents.

E. Assignment by Albemarle Netherlands BV to Albemarle Global Finance Company SA. Effective as of the date hereof, (i) Albemarle Netherlands BV hereby absolutely assigns, transfers and conveys to AGFC all of its rights, interests, duties, obligations and liabilities in, to and under the Loan Documents and (ii) AGFC hereby absolutely accepts such assignment and assumes all of the duties, obligations and liabilities of Albemarle Netherlands BV in, to and under the Loan Documents to the same extent as if AGFC had executed the Loan Documents in the capacity as a Borrower. AGFC hereby ratifies, as of the date hereof, and agrees to be bound by the terms and provisions of the Loan Documents and accepts all of Albemarle Netherlands BV’s rights, interests, duties, obligations and liabilities thereunder. Immediately following such assignment and transfer, Albemarle Netherlands BV shall no longer be a Borrower under the Loan Documents. Effective upon such assignment and assumption, Albemarle Netherlands BV is hereby released from its obligations under the Credit Agreement and the other Loan Documents.

F. Conditions Precedent. This Amendment shall be and become effective upon the satisfaction of the following conditions:

1. The Agent shall have received:

(a) counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Borrower, the Guarantors, the Agent and the Required Lenders;

(b) (i) copies of the Articles of Incorporation of AGFC certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its incorporation, and certified by a secretary or assistant secretary of AGFC to be true and correct as of the date hereof and (ii) resolutions and incumbency certificates evidencing the identity, authority and capacity of each Responsible Officer of AGFC authorized to act as a Responsible Officer in connection with the Loan Documents;

(c) favorable opinions of Troutman Sanders LLP and Hunton and Williams LLP addressed to the Administrative Agent and the Lenders, dated as of the date hereof, and in form and substance reasonably satisfactory to the Administrative Agent; and

(d) Notes executed by AGFC in favor of the Lenders to the extent any Lenders so require.

G. Expenses. The Company agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

H. Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference, and the obligations of the Loan Parties hereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

I. Representations and Warranties. Each Loan Party represents and warrants to the Lenders that (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) no Default exists and (iii) none of the Loan Parties has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if any Loan Party has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

J. Counterparts. This Amendment may be executed in any number of counterparts (including facsimile counterparts), each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

K. Governing Law. This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

L. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

M. Authorization; Enforceability. Each Loan Party hereby represents and warrants as follows:

1. Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

2. This Amendment has been duly executed and delivered by each Loan Party, and this Amendment and the Credit Agreement (as amended hereby) constitute the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with their terms, except as such enforceability may be subject to (a) Debtor Relief Laws and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

[Signatures follow.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

COMPANY:	ALBEMARLE CORPORATION, a Virginia corporation

	By:	/s/ Kevin Wilson
	Name:	Kevin Wilson
	Title:	Treasurer

BELGIAN BORROWER:	ALBEMARLE EUROPE SPRL

	By:	/s/ Philippe Clement
	Name:	Philippe Clement
	Title:	Gérant

ALBEMARLE GLOBAL FINANCE COMPANY SA

	By:	/s/ Philippe Clement
	Name:	Philippe Clement
	Title:	Gérant

NETHERLANDS BORROWER:	ALBEMARLE NETHERLANDS BV

	By:	/s/ Stephane Leclef
	Name:	Stephane Leclef
	Title:	Managing Director

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Colleen M. Briscoe
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Colleen M. Briscoe
	Name:	Colleen M. Briscoe
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ T.F. Galage
	Name:	Timothy F. Galage
	Title:	Senior Vice President

ABN AMRO BANK N.V.

	By:	/s/ George Dugan
	Name:	George Dugan
	Title:	Managing Director

	By:	/s/ Patricia Christy
	Name:	Patricia Christy
	Title:	Patricia Christy

THE BANK OF NEW YORK

	By:	/s/ Paul F. Noel
	Name:	Paul F. Noel
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Janet L. Wheeler
	Name:	Janet L. Wheeler
	Title:	Vice President

	By:	/s/ Douglas M. Barnell
	Name:	Douglas M. Barnell
	Title:	Vice President & Manager

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Senior Vice President

By:	/s/ Rachel Lanava
Name:	Rachel Lanava
Title:	Vice President

SUNTRUST BANK

By:	/s/ William C. Washburn, Jr.
Name:	William C. Washburn, Jr.
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lee P. Brennan
Name:	Lee P. Brennan
Title:	Senior Vice President

MIZUHO CORPORATE BANK (USA)

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	General Manager

UBS LOAN FINANCE LLC

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director
Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products Services, US

BANK OF CHINA, NEW YORK BRANCH

By:	/s/ William W. Smith
Name:	William W. Smith
Title:	Deputy General Manager

BRANCH BANKING & TRUST COMPANY

By:	/s/ Susan M. Raher
Name:	Susan M. Raher
Title:	Senior Vice President

MERRILL LYNCH CAPITAL CORPORATION

By:	/s/ John Swadba
Name:	John Swadba
Title:	Managing Director

WHITNEY NATIONAL BANK

By:	/s/ Josh Jones
Name:	Josh Jones
Title:	Vice President